a

                                                                   Exhibit 23.1


                         CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-88275) of The Penn Traffic Company of our report dated March 10, 2000 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Syracuse, New York
April 27, 2000